SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Benchmark Electronics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       _______________________________________________________________________

       2) Aggregate number of securities to which transaction applies:

       _______________________________________________________________________

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       _______________________________________________________________________

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1) Amount Previously Paid:

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
                           BENCHMARK ELECTRONICS, INC.


                              3000 TECHNOLOGY DRIVE
                              ANGLETON, TEXAS 77515

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY 16, 2000


Shareholders of Benchmark Electronics, Inc.:

        The 2000 Annual Meeting of Shareholders of Benchmark Electronics, Inc. ("Company") will be held at the Doubletree Hotel at Allen Center, 400 Dallas Street, Houston, Texas, on Tuesday, May 16, 2000, beginning at 10:00 a.m. (local time), for the following purposes:

               1. to elect seven directors to serve on the Board of Directors until the 2001 annual meeting of shareholders and until their successors are duly elected and qualified;

               2. to approve the Benchmark Electronics, Inc. 2000 Stock Awards Plan;

               3. to ratify the appointment of KPMG LLP as the independent auditors of the Company for the year ending December 31, 2000; and

               4. to transact such other business as may properly come before the meeting or any adjournment thereof.

        Shareholders of record at the close of business on April 3, 2000, are entitled to notice of and to vote at the meeting and any adjournment thereof.

        You are cordially invited to attend the meeting. Regardless of whether you plan to attend the meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

                                            By order of the Board of Directors,

                                            /s/ Lenora A. Gurton
                                                Lenora A. Gurton
                                                Secretary

Angleton, Texas
April 12, 2000

                                  YOUR VOTE IS IMPORTANT.

        TO ENSURE YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

                           BENCHMARK ELECTRONICS, INC.
                              3000 TECHNOLOGY DRIVE
                              ANGLETON, TEXAS 77515
                                 (979) 849-6550

                                 APRIL 12, 2000

                            ------------------------

                                 PROXY STATEMENT
                                       FOR
                       2000 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY 16, 2000

                            ------------------------

                                  INTRODUCTION

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Benchmark Electronics, Inc. ("Company") for use at the 2000 Annual Meeting of Shareholders of the Company to be held on Tuesday, May 16, 2000, beginning at 10:00 a.m. (local time), and any adjournment thereof ("Meeting") for the purposes set forth in this Proxy Statement and the accompanying Notice. It is anticipated that this Proxy Statement, the Notice and the enclosed form of proxy will be sent to shareholders on or about April 12, 2000.

PROXIES

        Proxies in the enclosed form that are properly executed and received by the Company before or at the Meeting will be voted in accordance with the directions set forth therein. If no direction is made, a proxy that is properly signed and received by the Company and which is not revoked will be voted FOR the election of all nominees for director named herein to serve on the Board of Directors until the 2001 annual meeting of shareholders and until their successors are duly elected and qualified, FOR approval of the Benchmark Electronics, Inc. 2000 Stock Awards Plan, and FOR the ratification of the appointment of KPMG LLP as the independent auditors of the Company for the year ending December 31, 2000. If any other matter, not known or determined at the time of the solicitation of proxies, properly comes before the Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies. The proxy also confers on the persons named therein discretionary authority to vote with respect to any matters presented at the Annual Meeting for which advance notice was not received by the Company prior to February 13, 2000. Proxies may be revoked by written notice received by the Secretary of the Company at any time before they are voted by delivering to the Secretary of the Company a signed notice of revocation, or a later dated signed proxy, or by attending the Meeting and voting in person by ballot.

VOTING SECURITIES

        Shareholders of record at the close of business on April 3, 2000 are entitled to notice of and to vote at the Meeting. As of April 3, 2000, there were 16,277,426 shares of common stock, $0.10 par value per share ("Common Stock"), issued, outstanding and entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on all matters that may properly come before the Meeting.

QUORUM AND OTHER MATTERS

        The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Shares of Common Stock represented by a properly completed, signed and returned proxy will be counted as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares of Common Stock held by nominees which are voted on at least one matter coming before the Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner's discretion has been withheld (a "non-vote") for voting on some or all other matters.

        The Company's Restated Articles of Incorporation, as amended, provide that directors will be elected by, and all other matters specified in the notice of the Meeting require the approval of, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote and present, in person or represented by proxy, at the Meeting. Therefore, an abstention, a broker non-vote or a withholding of authority to vote with respect to the election of directors, the adoption of the Benchmark Electronics, Inc. 2000 Stock Awards Plan, or the ratification of the appointment of the Company's independent accountants will have the effect of a vote against such proposal.

        An Inspector of Election appointed by the Company will tabulate votes at the Meeting.

        The Board of Directors is not aware of any matters that are expected to come before the Meeting other than those referred to in this Proxy Statement. If any other matter properly comes before the Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

        The following table sets forth certain information with respect to each nominee for election as a director of the Company. The information as to age, principal occupation, shares of Common Stock beneficially owned, and directorships has been furnished by each such nominee. Unless otherwise noted, each nominee possesses sole voting and dispositive power with respect to the shares of Common Stock listed, subject to community property laws.

                                                                   PERCENTAGE OF
                                                        SHARES OF   OUTSTANDING
                                                      COMMON STOCK   SHARES OF
                                   PRINCIPAL          BENEFICIALLY    COMMON
    NAME             AGE          OCCUPATION              OWNED       STOCK

John C. Custer        69   Retired                      47,945(1)       (2)

Donald E. Nigbor      52   President of the Company    351,582(3)      2.2%

Steven A. Barton      51   Executive Vice President     32,370(4)       (2)
                           of the Company
Cary T. Fu            51   Executive Vice President    370,010(5)      2.3%
                           of the Company
Peter G. Dorflinger   48   President and Chief          57,000(6)       (2)
                           Operating Officers, Glas
                           Tech, Inc.
Gerald W. Bodzy       48   Independent Consultant,      57,100(7)       (2)
                           Investment Banking

David H. Arnold       62   Former President and        431,810(8)      2.7%
                           Chairman of the Board
                           of DCM Tech, Inc.
------------------------

(1) Includes 2,400 shares owned by Mr. Custer's wife, and 29,945 shares that may be acquired upon the exercise of options that are currently exercisable.

(2)     Less than 1%.

(3) Includes (i) 1,950 shares of Common Stock held by Mr. Nigbor's children as to which shares of Common Stock Mr. Nigbor expressly disclaims beneficial ownership, and (ii) 188,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(4) Includes 29,600 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(5) Includes (i) 2,640 shares of Common Stock held by Mr. Fu's daughter as custodian for his children under the Uniform Gifts to Minors Act, as to which shares of Common Stock Mr. Fu expressly disclaims beneficial ownership, (ii) 1,320 shares of Common Stock held by Mr. Fu's daughter, as to which shares of Common Stock Mr. Fu expressly disclaims beneficial ownership, and (ii) 188,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(6) Includes 48,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable. (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(7) Includes (i) 3,200 shares of Common Stock held by Mr. Bodzy as custodian for his children under the Uniform Gifts to Minors Act, as to which shares of Common Stock Mr. Bodzy expressly disclaims beneficial ownership, (ii) 4,000 shares of Common Stock held by Mr. Bodzy's children, and (iii) 30,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(8) Includes 11,288 shares of Common Stock held by Mr. Arnold's wife, 2,726 shares held for Mr. Arnold's benefit in the Company's 401(k) Employee Savings Plan and 18,000 shares that may be acquired upon the exercise of options that are currently exercisable.

        Mr. Custer has been Chairman of the Board of Directors of the Company since 1988 and a member of the Compensation Committee of the Board of Directors since 1990. Mr. Custer was employed by Mason & Hanger Corporation ("Mason & Hanger"), a technical services contracting and engineering firm, from 1951 until his retirement in February 1996. Mr. Custer became a member of the board of directors of Mason & Hanger in 1983, serving as Chairman of the Board of Mason & Hanger from 1994 until his retirement, and served in various other management and operations positions prior to 1994.

        Mr. Nigbor has been a director and President of the Company since 1986 and was its General Manager from 1984 to 1990. Before joining the Company, he was employed by Intermedics, Inc. ("Intermedics"), a medical implant manufacturer, serving as a Manufacturing Analyst for its Pacemaker Division from 1980 to 1984. Mr. Nigbor holds B.S. and M.S. degrees in engineering from Rensselaer Polytechnic Institute and received an M.B.A. from the Amos Tuck School of Business at Dartmouth College.

        Mr. Barton has been a director and Executive Vice President of the Company since 1990. He served as Executive Vice President -- Marketing and Sales of the Company from 1990 to April 1992. Since June 1, 1993 he has worked part-time for the Company for personal reasons. He also has served the Company as Executive Vice President from 1988 to 1990, a director and Vice President from 1986 to 1988, and President from 1979 to 1983. From 1977 to 1986, Mr. Barton was employed by Intermedics in various management positions. Mr. Barton holds B.S. and M.S. degrees in electrical engineering from the University of South Florida and received an M.B.A. from the Harvard Business School.

        Mr. Fu has been a director and Executive Vice President of the Company since 1990. He served as Executive Vice President -- Financial Administration of the Company from 1990 to April 1992. He also has served the Company as Treasurer from 1986 to January 1996, Secretary from 1990 to January 1996, a director and Secretary from 1986 to 1988 and Assistant Secretary from 1988 to 1990. From 1983 to 1986, Mr. Fu was employed by Intermedics as Controller of the Company and another subsidiary. Mr. Fu holds an M.S. degree in accounting from the University of Houston and is a certified public accountant.

        Mr. Dorflinger has been a director of the Company and a member of the Audit Committee and Compensation Committee of the Board of Directors since 1990. He is currently President and Chief Operating Officer of GlasTech, Inc., a dental products manufacturer, a position he has held since November 1998. From January 1998 through October 1998, he served as President and Chief Operating Officer of Physicians Resource Group, Inc., a physicians practice management company. From January 1997 through January 1998, he served as Vice President and General Counsel of Advanced Medical Instruments, Inc., a manufacturer of medical monitoring equipment. From March 1987 through October 1996, he served as Vice President, General Counsel and Secretary of Intermedics. From June 1990 through October 1996, he served as Group Vice President and General Counsel of SULZERmedica, a division of Sulzer Limited of Switzerland, composed of eight operating medical device companies in Europe and the United States. Mr. Dorflinger received a J.D. degree from the University of Houston and also is a director of Maxxim Medical, Inc., a medical products manufacturer and supplier.

        Mr. Bodzy has been a director of the Company since September 1994 and has been a member of the Audit Committee since March 1995. Mr. Bodzy has been an independent investment banking consultant since January 2000. From 1990 to 1999, Mr. Bodzy was employed by Stephens Inc., serving as Senior Vice President and Managing Director. From 1979 to 1990, Mr. Bodzy was employed by Smith Barney, Inc., as an investment banker, serving as Managing Director from 1986 to 1990.

        Mr. Arnold became a director of the Company in 1996 pursuant to the terms of the agreement relating to the Company's acquisition of EMD Technologies, Inc. ("EMD") in July 1996. Mr. Arnold has been a member of the Audit Committee since 1997. Mr. Arnold was a co-founder of EMD and served as a director and officer of EMD from 1974 until its acquisition by the Company. Mr. Arnold was President and Chairman of the Board of DCM Tech, Inc., a privately-held manufacturer of machine tools, until he retired on December 30, 1999. Mr. Arnold earned a B. S. degree in mechanical engineering from Iowa State University and an M.S. degree in mechanical engineering from the University of Michigan. He also serves as a director of Town and Country State Bank in Winona, Minnesota.

        The officers of the Company are elected by, and serve at the discretion of, the Board of Directors.

ELECTION PROCEDURES; TERM

        The directors will be elected by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting. Unless the authority to vote for the election of directors is withheld as to any or all of the nominees, all shares of Common Stock represented by proxy will be voted for the election of the nominees. If the authority to vote for the election of directors is withheld as to any but not all of the nominees, all shares of Common Stock represented by any such proxy will be voted for the election of the nominees as to whom such authority is not withheld. If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors, however, has no reason to believe that any nominee will be unavailable to serve as a director.

        Any vacancy on the Board of Directors occurring after the election may be filled (1) by election at any annual or special meeting of the shareholders called for that purpose, or (2) by a majority of the remaining directors though less than a quorum of the Board of Directors, provided that the remaining directors may not fill more than two such director vacancies during the period between any two successive annual meetings of shareholders. A director elected to fill a vacancy will be elected for the unexpired portion of the term of his predecessor in office.

        All directors will be elected to serve until the 2001 annual meeting of shareholders and until their successors are duly elected and qualified.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

OPERATION OF BOARD OF DIRECTORS

        The directors are elected annually by the shareholders and hold office until their successors are elected and qualified. The Amended and Restated Bylaws of the Company provide for a Board of Directors consisting of seven members. The Board of Directors held sixteen meetings during 1999.

        The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or any committee performing a similar function.

        The members of the Audit Committee are Messrs. Dorflinger, Bodzy and Arnold. The functions of the Audit Committee are to recommend to the Board of Directors the retention or discharge of the Company's independent auditors; review and approve the engagement of the independent auditors to conduct an audit of the Company and related matters, including the scope, extent and procedures of the audit and the fees to be paid therefor; review, in consultation with the independent auditors, the audit results and their proposed opinion letter or audit report and any related management letter; review and approve the audited financial statements of the Company; consult with the independent auditors and management of the Company, together or separately, on the adequacy of internal accounting controls and review the results thereof; review the independence of the independent auditors; review and approve the engagement of the independent auditors for non-audit services; direct and supervise investigations into matters within the scope of the Audit Committee's duties; and perform such other functions as may be necessary or appropriate in the efficient discharge of its duties. The Audit Committee held one meeting during 1999.

        The members of the Compensation Committee are Messrs. Custer and Dorflinger. The functions of the Compensation Committee are to recommend to the Board of Directors the compensation of the President of the Company; determine the compensation of the other executive officers of the Company; administer the Company's employee benefit plans ("plans"), including, without limitation, determining the terms and conditions of the benefits and the recipients thereof in accordance with the plans, such as the terms of stock option grants; review the plans and advise the Board of Directors regarding the results thereof; and perform such other functions as may be necessary or appropriate in the efficient discharge of its duties. The Compensation Committee held four meetings during 1999.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

        The following table summarizes the compensation paid by the Company for the three fiscal years ended December 31, 1999 to its Chief Executive Officer and the other executive officers of the Company whose salary and bonus received from the Company for services rendered during the fiscal year ended December 31, 1999, exceeded $100,000.


                                                                               LONG TERM
                                                                             COMPENSATION
                                             ANNUAL COMPENSATION                 AWARDS
                                 ------------------------------------------      ------
                                                                               SECURITIES
     NAME AND                                                OTHER ANNUAL      UNDERLYING       ALL OTHER
PRINCIPAL POSITION      YEAR     SALARY($)    BONUS($)(1)   COMPENSATION($)    OPTIONS(#)   COMPENSATION($)(2)
------------------      ----     --------     ----------    ---------------    ----------   ------------------
Donald E. Nigbor........1999     $319,591     $   -0-(3)         -0-              50,000         $5,360
   President and Chief  1998      244,135      79,500            -0-              80,000          6,270
   Executive Officer    1997      191,500      75,000            -0-             100,000          5,008

Cary T. Fu..............1999      319,591         -0-(3)         -0-              50,000          5,360
   Executive Vice       1998      244,135      79,500            -0-              80,000          5,270
   President            1997      191,500      75,000            -0-             100,000          5,198

---------------------------

(1) The amounts shown in this column reflect cash bonuses paid to Messrs. Nigbor and Fu pursuant to the Company's incentive bonus plans discussed below under the caption "Executive Compensation and Other Matters -- Board Compensation Committee Report on Executive Compensation -- Cash Bonus."

(2) For fiscal year ended December 31, 1999, the "All Other Compensation" column includes (a) $5,000 paid by the Company pursuant to the Company's Qualified 401(k) Employee Savings Plan ("Savings Plan") to each of Messrs. Nigbor and Fu, and (b) payments by the Company of premiums of $360 for term life insurance on behalf of each of Messrs. Nigbor and Fu. Under the Savings Plan the Company is obligated to make matching contributions to the Savings Plan in an amount equal to 50% of each participant's elective contributions, to the extent that such elective contributions do not exceed 6% of such participant's compensation. The Company also may make discretionary contributions to the Savings Plan based on each participant's compensation compared to the total compensation of all participants. Messrs. Nigbor and Fu are each reimbursed for financial planning services, up to $5,000, and biannual physical examinations. However, the value of such perquisites does not exceed the lesser of $50,000 or 10% of such officer's annual cash compensation and are therefore not included in the table.

(3) Because the Company's sales and net income did not exceed the levels targeted by the Company in its 1999 business plan, the Compensation Committee elected not to pay or accrue any bonuses during 1999.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides certain information concerning options to purchase Common Stock granted during the fiscal year ended December 31, 1999 to the two executive officers named in the Summary Compensation Table.

                                                                          POTENTIAL REALIZED
                                                                           VALUE AT ASSUMED
                      NUMBER OF     PERCENT OF                           ANNUAL RATE OF STOCK
                     SECURITIES   TOTAL OPTIONS    PER                    PRICE APPRECIATION
                     UNDERLYING     GRANTED TO    SHARE                     FOR OPTION TERM
                      OPTIONS       EMPLOYEES    EXERCISE   EXPIRATION   --------------------
       NAME          GRANTED(1)      IN 1999      PRICE        DATE         5%         10%
       ----          ----------   -------------  --------   ----------   --------  ----------
Donald E. Nigbor.....   50,000        7.11%       $29.75     05/17/09    $935,481  $2,370,691
Cary T. Fu...........   50,000        7.11%       $29.75     05/17/09    $935,481  $2,370,691

----------------------------

(1) All options were granted under the 1990 Plan at an exercise price equal to the fair market value of the Common Stock on the date of the grant. Each option granted and reported in this table vests over a four year period, with 20% of the shares becoming exercisable at the end of the second year following the date of grant, 30% becoming exercisable at the end of the third year following the date of grant and the entire option becoming exercisable at the end of the fourth year. The options expire 90 days after termination of employment, and are fully vested in the event of a change of control of the Company.


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

        The following table provides certain information concerning exercises of options to purchase Common Stock during the fiscal year ended December 31, 1999 by the two executive officers named in the Summary Compensation Table and the value of such officers' unexercised options at December 31, 1999.


                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                               UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                      SHARES                 OPTIONS AT FISCAL YEAR-END        AT FISCAL YEAR-END
                    ACQUIRED ON     VALUE    ---------------------------   ---------------------------
      NAME          EXERCISE(1)   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
      ----          -----------   --------   -----------   -------------   -----------   -------------
Donald E. Nigbor ...    -0-          -0-       188,000        252,000       $2,150,330     $918,095
Cary T. Fu .........    -0-          -0-       188,000        252,000        2,150,330      918,095

------------------------------
(1)     These executive officers did not exercise any stock options during 1999.

COMPENSATION OF NONEMPLOYEE DIRECTORS

        The Company pays its nonemployee directors an annual fee of $5,000 and a fee of $500 for each meeting of the Board of Directors or any committee thereof attended in person. The Company also reimburses its nonemployee directors for their reasonable travel expenses in attending such meetings.

        In December 1994, the Board of Directors of the Company adopted the Benchmark Electronics, Inc. 1994 Stock Option Plan for Non-Employee Directors (the "1994 Plan") for the benefit of members of the Board of Directors of the Company or its Affiliates who are not employees of the Company or its Affiliates (as defined in the 1994 Plan). After giving effect to the Company's stock split during 1997, the aggregate number of shares of Common Stock for which options may be granted under the Plan is now 200,000. The purpose of the 1994 Plan is to encourage ownership of the Company's Common Stock by eligible non-employee directors of the Company, to provide increased incentive for such directors to render services and to exert maximum effort for the business success of the Company and to further strengthen the identification of directors with the shareholders of the Company. The 1994 Plan terminates 10 years from the date of its adoption and no further options may be granted pursuant to the 1994 Plan after its termination.

        Under the terms of the 1994 Plan, each member of the Board of Directors of the Company or its Affiliates who was not an employee of the Company or any of its Affiliates on the date of the grant (a "Non-Employee Director") will receive a grant of an option to purchase 3,000 shares of the Company's Common Stock upon the date of his election or re-election to the Board of Directors. Additionally, any Non-Employee Director who was a director on the date the Board of Directors adopted the 1994 Plan received, after giving effect to the Company's stock split during 1997, (a) an option to purchase 6,000 shares of Common Stock for the fiscal year in which the 1994 Plan was adopted by the Board of Directors and (b) an option to purchase shares of Common Stock in amount equal to (i) 6,000, multiplied by (ii) the number of consecutive fiscal years, immediately preceding the fiscal year during which the 1994 Plan was adopted, that the individual served as a director of the Company, provided that the number under clause (ii) shall not exceed three (3).

        Upon their election as directors in May 1999, each of Messrs. Custer, Dorflinger, Bodzy and Arnold received a grant under the 1994 Plan of an option to purchase 3,000 shares of Common Stock with an exercise price of $32.125, which was the market price of the Common Stock on the date of the grant.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATIONa

        The Company's executive compensation program is administered by the Compensation Committee, a committee of the Board of Directors composed of non-employee directors listed below this report. The Compensation Committee is responsible for recommending to the full Board of Directors the compensation of the President of the Company, determining the compensation of the other executive officers of the Company, and administering the Company's employee benefit plans. None of the members of the Compensation Committee have any interlocking or other relationships with the Company that would call into question their independence as Compensation Committee members.

        COMPENSATION POLICIES AND PROGRAMS. The Compensation Committee believes that the goals of the executive compensation program should be to align executive compensation with the Company's long-term business objectives and performance and to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Compensation Committee believes that the best way to achieve these goals is by aligning the financial interests of the Company's executive officers closely to the interests of the Company's shareholders through a combination of annual cash incentives and stock-based incentive compensation, while providing the executive officers with base salary compensation at levels that are competitive with, but which do not exceed, prevailing standards. The compensation of the Company's executive officers is reviewed and approved annually by the Compensation Committee. The Company's executive compensation program is based on three elements, each of which is determined in part by corporate performance:

        o  Base salary compensation
        o  Annual incentive compensation
        o  Stock-based incentive compensation

Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including the relationship between the Company's net income and sales. The Compensation Committee believes that total executive compensation opportunities are competitive and at the median with those offered
_______________________________

        (a) Notwithstanding Securities and Exchange Commission ("SEC") filings by the Company that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, the Board Compensation Committee Report on Executive Compensation shall not be incorporated by reference into such filings and shall not be deemed to be "filed" with the SEC except as specifically provided otherwise orto the extent required by Item 402 of Regulation S-K.

 by employers in the peer group of companies with which the Company compares its performance in the Performance Graph following this report, but with less emphasis on base salary compensation than such other employers.

        CASH BASE SALARY. Until August 1993, the Company had identical employment agreements with each of its executive officers, including its President. The agreements provided for annual base salaries, subject to adjustment for subsequent twelve-month periods as determined by the Compensation Committee, based on its review of base salaries provided to executive officers of other employers in the Company's industry and certain corporate performance factors such as the Company's net income and sales and historical salary progression. Since August 1993, the Company has not had employment agreements with its executive officers. In July 1999, the Compensation Committee determined that the Company's executive officers named in the Summary Compensation Table should receive a salary increase from $265,000 to $400,000, based on the Company's net income and sales during the year ended December 31, 1998 and comparative compensation of executives of Peer Group companies.

        CASH BONUS. Effective May 6, 1992, the Company adopted an Incentive Bonus Plan ("Bonus Plan") for the benefit of its employees, including executive officers. The Bonus Plan is administered by the Compensation Committee. The total amount of cash bonus awards to be made under the Bonus Plan for any plan year depends primarily on the Company's sales and net income for such year.

        For any plan year, the Company's sales and net income must meet or exceed, or in combination with other factors satisfy, levels targeted by the Company in its business plan, as established at the beginning of each fiscal year, for any bonus awards to be made. Aggregate bonus awards to all participants under the Bonus Plan may not exceed 7% of the Company's net income. Subject to the foregoing guidelines, the Compensation Committee has the authority to determine the total amount of bonus awards, if any, to be made to the eligible employees for any plan year based on its evaluation of the Company's financial condition and results of operations, the Company's business and prospects, and such other criteria as it may determine to be relevant or appropriate. The Compensation Committee has the authority to determine the specific amounts of bonus awards to be made to the Company's executive officers and other key employees based on its evaluation of each such employee's position, performance, service and such other criteria as it may determine to be relevant or appropriate.

        In 1999, the Company's sales and net income did not exceed the $660.0 million and $21.8 million levels, respectively, targeted by the Company in its 1999 business plan. The Compensation Committee elected not to award bonuses to Messrs. Nigbor and Fu for 1999.

        STOCK PURCHASE PLAN. In April, 1999, the Company adopted the Benchmark Electronics, Inc. Employee Stock Purchase Plan (the "Purchase Plan"). Under the Purchase Plan, employees meeting specific employment qualifications are eligible to participate and can purchase shares semi-annually through payroll deductions at the lower of 85% of the fair market value of the stock at the commencement or end of the offering period. The Purchase Plan permits eligible employees to purchase common stock through payroll deductions for up to the lesser of 17% of qualified compensation or $25,000. The executive officers, including the Chief Executive Officer, are eligible to participate in the Purchase Plan on the same basis as all other employees.

        STOCK OPTION PLAN. The Compensation Committee believes that stock options are critical in motivating the long-term creation of shareholder value because options focus executive attention on stock price as the primary measure of performance. In 1990, the Company adopted and its shareholders approved a Stock Option Plan (the "1990 Plan") for the benefit of its employees, including executive officers. The 1990 Plan is administered by the Compensation Committee. The purpose of the 1990 Plan is to encourage ownership of Common Stock by eligible employees, including executive officers, to provide increased incentive for such employees to render services and to exert maximum effort for the business success of the Company and to strengthen identification of such employees with the shareholders for the purpose of maximizing shareholder value. The 1990 Plan utilizes vesting periods to encourage its executive officers and eligible employees to continue in the employ of the Company. The Compensation Committee subjectively determines the number of shares to be covered by options granted to its employees and executive officers, including the President. Stock option grants made to the President and other executive officers in 1999 were made in part because of the Company's outstanding performance during 1998. Stock option grants to the Company's President and other executive officers are not made automatically each year and are not considered to be a part of normal annual compensation. The amount and terms of options already held by an executive officer generally are not significant factors in the Compensation Committee's determination of whether and how many options should be granted to the executive officer.

        Stock option grants provide an incentive that focuses the executives' attention on managing the Company from the perspective of an owner with an equity stake in the business. Accordingly, these stock options are tied to the future performance of the Company's Common Stock and provide value to the recipient only when the price of the Company's Common Stock increases above the option grant price.

        PROPOSAL TO ADOPT 2000 STOCK AWARDS PLAN. The 1990 Plan will expire in May 2000, and no additional grants may be made under that plan after its termination. In addition, the 1990 Plan only provides for the use of stock options; it does not permit the use of restricted stock awards, stock appreciation rights or other equity-based performance awards available to other companies. For these reasons, the Compensation Committee determined not to recommend an amendment to the 1990 Plan to increase the number of shares available under the plan and extend its expiration date. Rather, the Compensation Committee recommended to the Board of Directors that a new plan be adopted that provides for both increased availability of shares for use in granting equity-based incentive compensation and the additional types of incentive awards available to other companies. See the discussion of the 2000 Stock Awards Plan contained elsewhere in this Proxy Statement under the caption "Approval of the Benchmark Electronics, Inc. 2000 Stock Awards Plan."


                                      SUBMITTED BY THE COMPENSATION COMMITTEE OF
                                      THE COMPANY'S BOARD OF DIRECTORS.

                                      John C. Custer         Peter G. Dorflinger

PERFORMANCE GRAPH

        The following Performance Graph compares the Company's cumulative total shareholder return on its Common Stock for the five-year period commencing December 31, 1994 and ending December 31, 1999, with the cumulative total return of the Standard & Poor's Stock Index (which does not include the Company), and Peer Group, which is composed of Celestica Inc., EFTC Corp, Flextronics International, Ltd., Jabil Circuit, Inc., Plexus Corp, Sanmina Corp, Solectron Corporation, SCI Systems, Inc., and DII Group Inc. Dividend reinvestment has been assumed. The Performance Graph assumes $100 invested on December 31, 1994 in the Company's Common Stock, S&P 500 Index and Peer Group.


                COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURN
              BENCHMARK ELECTRONICS, S&P 500, AND PEER GROUP INDEX
              ----------------------------------------------------

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                  DEC-94    DEC-95     DEC-96     DEC-97     DEC-98      DEC-99
                                 -------   -------    -------    -------    -------    ---------
Benchmark Electronics, Inc. ..   $100.00   $114.00    $124.90    $185.00    $303.60      $190.20
Peer Group ...................   $100.00   $165.80    $224.50    $364.00    $658.50    $1,353.90
S & P 500 ....................   $100.00   $134.10    $161.30    $211.30    $267.60      $319.90



NOTES: Assumes $100 invested on 12/31/94 in Benchmark Electronics, Inc. Common Stock, in the S&P 500, and in the Peer Group Index.
         Reflects month-end dividend reinvestment, and annual reweighting of the Peer Group Index portfolios.

                              CERTAIN TRANSACTIONS


       In connection with the consummation of the acquisition of EMD on July
30, 1996, the Company entered into three leases with the co-founders of EMD, Messrs. David H. Arnold and Daniel M. Rukavina, and their respective spouses. The leases cover the real estate and buildings where EMD's operations were conducted and where the Company has continued to operate after the closing and an adjacent parking area. The lease covering the EMD Central building is for a term of 10 years commencing September 1, 1996 at a net rent of $17,150 per month. The lease covering the EMD East building and the adjacent parking lot is for a term of 10 years commencing July 30, 1996 at a net rent of $50,932 per month. The lease covering the parking area for the EMD West building is for a term of 10 years commencing July 30, 1996 at a net rent of $1,150 per month. All of such leases (i) are subject to purchase options in favor of the Company exercisable during the first three years of the lease term and (ii) may be renewed at the option of the Company at fair market rental rates. During 1999, the Company exercised the purchase option for the lease covering the parking area for the EMD West building for $158,000 and allowed the remaining purchase options to expire. The Company negotiated the terms of the leases, including purchase options, on an arms-length basis, and obtained appraisals of the real estate and rental values to help establish such terms. The Company believes the terms of such leases are no less favorable to the Company than could have been obtained from unaffiliated third parties.

        Subsequent to closing the acquisition of EMD, the Company has purchased production tooling from DCM Tech, Inc. ("DCM"), a privately held manufacturer of machine tools controlled by Mr. Arnold. Such purchases aggregated $448,062 during the year ended December 31, 1999. The Company may continue to purchase production tooling during the current fiscal year. These purchases represented 8.51% of DCM's gross revenues for 1999.

        The Company is a party to a Registration Rights Agreement with J. M. Huber Corporation (the"Selling Shareholder") pursuant to which the Company agreed to register the resale of the 1,000,000 shares of Common Stock issued to the Selling Shareholder as partial consideration for the acquisition of AVEX Electronics, Inc. on August 24, 1999. Pursuant to this agreement, the Company has filed a registration statement covering such shares, and such registration statement has become effective. The Company must maintain the effectiveness of this registration statement for a period of 24 months. The Company is obligated to pay all costs in connection with such registration statement, which it estimates at $55,000. In connection with such registration, the Company and the Selling Shareholder have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments that the other may be required to make in respect of such liabilities.

        The Registration Rights Agreement with the Selling Shareholder also contains a right of first refusal requiring that the Selling Shareholder provide the Company at least three business days prior notice of any proposed transfer of 300,000 or more shares of Common Stock. This notice must contain information about the proposed transfer, including the price and the identity of the proposed transferee. We are entitled to object to the proposed transfer on reasonable grounds based on competitive conditions during the three day notice period. If we object, we must purchase for cash the shares proposed to transferred on the same terms and conditions as described in the transfer notice.

                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership, as defined in Rule 13d-3 under the Exchange Act, of Common Stock as of April 3, 2000, by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each director and nominee for director of the Company, each executive officer of the Company and all directors and executive officers of the Company as a group.

                                                 SHARES OF       PERCENTAGE OF
                                                COMMON STOCK      OUTSTANDING
                                             BENEFICIALLY OWNED    SHARES OF
BENEFICIAL OWNERS                                 OWNED(1)       COMMON STOCK
-----------------                            ------------------  -------------
John C. Custer.................................     47,945(2)         (3)
  2355 Harrodsburg Road
  Lexington, Kentucky 40504

Donald E. Nigbor...............................    351,582(4)        2.2%
  3000 Technology Drive
  Angleton, Texas  77515

Steven A. Barton...............................     32,370(5)         (3)
  3000 Technology Drive
  Angleton, Texas  77515

Cary T. Fu.....................................    370,010(6)        2.3%
  3000 Technology Drive
  Angleton, Texas  77515

Peter G. Dorflinger............................     57,000(7)         (3)
  9501 Stonebridge
  Austin, Texas 78758

Gerald W. Bodzy................................     57,100(8)         (3)
  3000 Technology Drive
  Angleton, Texas  77515

David H. Arnold................................    431,810(9)        2.7%
  1853 Edgewood Road
  Winona, Minnesota  55987

Directors and executive officers as a group
  (7 persons)..................................  1,349,067(10)       8.3%

J. M. Huber Corporation........................  1,000,000(11)       6.1%
  333 Thornall Street
  Edison, New Jersey 08818

D.F. Dent & Company, Inc.......................    992,390(11)(12)   6.1%
  2 East Read Street, 6th Floor
  Baltimore, Maryland 21202

                                             (TABLE CONTINUED ON FOLLOWING PAGE)

T. Rowe Price Associates, Inc..................    918,700(11)(13)   5.6%
  100 East Pratt Street
  Baltimore, Maryland 21202

---------------------------

(1) Unless otherwise noted, each person identified possesses sole voting and dispositive power with respect to the shares of Common Stock listed, subject to community property laws.

(2) Includes 29,945 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable and 2,400 shares owned of record by Mr. Custer's wife.

(3)      Less than 1%.

(4) Includes (i) 1,950 shares of Common Stock held by Mr. Nigbor's children as to which shares of Common Stock Mr. Nigbor expressly disclaims beneficial ownership, and (ii) 188,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(5) Includes 29,600 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(6) Includes (i) 2,640 shares of Common Stock held by Mr. Fu's daughter as custodian for his children under the Uniform Gifts to Minors Act, as to which shares of Common Stock Mr. Fu expressly disclaims beneficial ownership, (ii) 1,320 shares of Common Stock held by Mr. Fu's daughter, as to which shares of Common Stock Mr. Fu expressly disclaims beneficial ownership, and (ii) 188,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(7) Includes 48,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(8) Includes (i) 3,200 shares of Common Stock held by Mr. Bodzy as custodian for his children under the Uniform Gifts to Minors Act, as to which shares of Common Stock Mr. Bodzy expressly disclaims beneficial ownership, (ii) 4,000 shares of Common Stock held by Mr. Bodzy's children, and (iii) 30,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(9) Includes 11,288 shares of Common Stock held of record by Mr. Arnold's wife, 2,726 shares held for Mr. Arnold's benefit in the Company's 401(k) Employee Savings Plan and 15,000 shares that may be acquired upon the exercise of options that are currently exercisable.

(10) Includes 453,145 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(11) Based solely on information filed with the Securities and Exchange Commission.

(12)     D. F. Dent & Company, Inc. is an Investment Adviser registered under
         Section 203 of the Investment Advisers Act of 1940.

(13) These securities are owned by various individual and institutional investors for whom T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser registered under Section 203 of the Investment Advisers Act of 1940 with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and certain written representations provided to the Company by such persons, for the fiscal year beginning January 1, 1999 and ending December 31, 1999 all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were satisfied in a timely manner.

                               EXECUTIVE OFFICERS

        The executive officers of the Company are Donald E. Nigbor, Steven A. Barton and Cary T. Fu. See "Election of Directors -- Nominees for Election" for certain information with respect to the age, positions and length of service with the Company, and business experience of each executive officer.

                   APPROVAL OF THE BENCHMARK ELECTRONICS, INC.
                             2000 STOCK AWARDS PLAN

        On February 16, 2000 the Board of Directors adopted, subject to stockholder approval, the Benchmark Electronics, Inc. 2000 Stock Awards Plan (the "2000 Plan"). A copy of the 2000 Plan is attached to this Proxy Statement as Exhibit A, to which reference is made for a full statement of its terms. Stockholders are encouraged to read the 2000 Plan in its entirety. The following sections describe the background of the Board's decision to adopt the 2000 Plan and its material terms.

EXISTING PLANS

        In 1990, the Board of Directors and shareholders of the Company adopted the Benchmark Electronics, Inc. 1990 Stock Option Plan its employees, including executive officers (the "1990 Plan"). The 1990 Plan is administered by the Compensation Committee. The purpose of the 1990 Plan is to encourage ownership of Common Stock by eligible employees, including executive officers, to provide increased incentive for such employees to render services and to exert maximum effort for the business success of the Company and to strengthen identification of such employees with the shareholders for the purpose of maximizing shareholder value. The 1990 Plan also utilizes vesting periods to encourage its executive officers and eligible employees to continue in the employ of the Company. However, the 1990 Plan does not provide for the use of equity-based incentives other than stock options, such as restricted stock. The Company's shareholders approved an amendment to the 1990 Plan at the Company's 1998 Annual Meeting whereby an additional 1,000,000 shares of Common Stock were allocated to the 1990 Plan. The Company currently has outstanding options with respect to 2,650,450 shares of Common Stock under the 1990 Plan and 193,700 shares are currently available for grant under the 1990 Plan. The 1990 Plan will expire in May of this year. For more information regarding the 1990 Plan, see "Board Compensation Committee Report on Executive Compensation--Stock Option Plan."

        In December 1994, the Board of Directors and shareholders of the Company adopted the Benchmark Electronics, Inc. 1994 Stock Option Plan for Non-Employee Directors (the "1994 Plan") for the benefit of members of the Board of Directors of the Company or its affiliates who are not employees of the Company or its affiliates. Under the 1994 Plan, each non-employee director receives a grant of an option to purchase 3,000 shares of the Company's common stock upon the date of his election or re-election to the Board of Directors. Additionally, any non-employee director who was a director on the date the Board of Directors adopted the

Plan received (a) an option to purchase 6,000 shares of common stock for the fiscal year in which the Plan was adopted by the Board of Directors and (b) an option to purchase shares of common stock in amount equal to (i) 6,000, multiplied by (ii) the number of consecutive fiscal years (immediately preceding the fiscal year during which the Plan was adopted) that the individual served as a director of the Company, provided that the number under clause (ii) shall not exceed three (3). During 1999, 1998 and 1997, pursuant to the Plan, 12,000, 12,000 and 24,000 options, respectively, were granted to Directors to purchase shares of common stock at an exercise price of $32.13, $21.38 and $16.32 per share, respectively. The Company currently has outstanding options with respect to 125,945 shares of Common Stock under the 1994 Plan and 52,600 shares are currently available for grant under the 1994 Plan. For more information regarding the 1994 Plan, see "Compensation of Non-Employee Directors."

        In May 1999, the Board of Directors and shareholders of the Company adopted the Benchmark Electronics, Inc. Employee Stock Purchase Plan (the "1999 Plan"). Only employees of the Company and of its subsidiaries are entitled to participate in the 1999 Plan. The executive officers of the Company may participate in the 1999 Plan on the same basis as all other employees of the Company. The 1999 Plan allows employees of the Company and its subsidiaries to use a portion of their salaries to purchase the Company's Common Stock at a discount to the market price. The 1999 Plan is administered by the Compensation Committee of the Board of Directors. The Company reserved 500,000 shares for issuance under the 1999 Plan and has issued 22,193 shares to employees pursuant to the 1999 Plan.

REASONS FOR ADOPTING THE 2000 PLAN

        The Board of Directors believes that stock options and other methods of equity-based incentive compensation are of increasing importance in attracting and retaining employees and executives. The 1990 Plan will expire in May 2000 and does not provide for the grant of equity-based incentive compensation other than stock options. For these reasons, the Board of Directors has adopted the 2000 Plan. If the 2000 Plan is approved by the stockholders, the Company will have an aggregate of 2,000,000 shares currently available under the 2000 Plan, which together with the shares available for issuance under the 1990 Plan, 1994 Plan and 1999 Plan would represent 14.9% of the Company's outstanding common stock, assuming conversion of the Company's currently outstanding 6% Convertible Subordinated Debentures due 2006. It is not expected, however, that options with respect to all available shares will be granted immediately.

        The 2000 Plan is intended to provide the Company with flexibility in providing officers and employees of the Company its affiliates, and consultants to the Company and its affiliates (the "Eligible Participants"), an opportunity to acquire a proprietary interest in the Company and additional incentive and reward opportunities based on the growth in the Common Stock price of the Company. The 2000 Plan will provide for the granting of a variety of types of awards, including stock options, restricted stock awards, stock appreciation rights, performance awards, and phantom stock awards, or any combination thereof. The maximum number of shares of Common Stock that may be subject to outstanding awards determined immediately after the grant of any award, and the maximum number of shares which may be issued under the 2000 Plan pursuant to all awards, may not exceed 2,000,000 shares (subject to antidilutive adjustment). Shares of Common Stock which are attributable to awards which have expired, terminated or been canceled or forfeited are available for issuance or use in connection with future awards. The different types of awards available under the 2000 Plan are intended to provide the Company with the means to keep its compensation system competitive, but the inclusion of a type of award in the 2000 Plan does not require the Company to make grants utilizing it.

        No grants may be made under the 2000 Plan until after it has been approved by the Company's stockholders.

        The significant provisions of the 2000 Plan are described in the following sections.

ADMINISTRATION

        The 2000 Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The 2000 Plan requires that the Compensation Committee be (i) constituted so as to permit the plan to comply with the applicable rules promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and (ii) composed solely of outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee will have the power to determine which of the Eligible Participants will receive an award; the time or times when awards will be made; the type of awards to be made; the number of shares of Common Stock to be issued under the award or the value of the award; and the other terms and conditions of the awards, including the terms of any vesting provisions (whether based on the passage of time or the occurrence of an event, such as achieving a certain performance standard) to be included therein.

        The Committee is authorized to interpret the 2000 Plan and the agreements executed pursuant to the plan, to prescribe such rules and regulations relating to the 2000 Plan as it may consider advisable, and to determine the terms, restrictions and provisions of each award, including such terms, restrictions and provisions as shall be requisite in the judgement of the Committee to cause designated options to qualify as incentive stock options, and to make all other determinations necessary or advisable for administering the 2000 Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in any agreement relating to an award. The decisions of the Committee relating to the 2000 Plan will be conclusive.

SHARES AVAILABLE

        The aggregate number of shares of Common Stock that may be subject to awards under the 2000 Plan is 2,000,000 shares. The number of shares is subject to adjustment upon the occurrence of certain events, such as stock splits and stock dividends, as provided in the 2000 Plan. Shares of Common Stock which are attributable to awards under the 2000 Plan which expire, terminate or are canceled or forfeited will become available for issuance or use in connection with future awards.

PARTICIPATION AND ELIGIBILITY

        Under the 2000 Plan, awards may be made only to persons who are Eligible Participants on the date of the award. There are currently approximately 5,900 employees of the Company, including the executive officers, and no consultants who will be eligible to participate in the 2000 Plan.

TERMS AND CONDITIONS OF AWARDS

        The 2000 Plan became effective as of February 16, 2000, the date of its adoption by the Board of Directors, subject to approval of the 2000 Plan by the shareholders of the Company within twelve months thereafter. No awards may be granted under the 2000 Plan after the expiration of ten years from the date of its adoption by the Board of Directors. The 2000 Plan remains in effect as to awards made prior to the expiration of ten years until such awards have been satisfied or have expired.

        The 2000 Plan provides for the granting of incentive stock options, nonqualified stock options, restricted stock awards, stock appreciation rights, performance awards, and phantom stock awards. Awards of one type may be made separately or in conjunction with awards of another type. Each type of award is described below. Awards may be subject to restrictions on vesting and exercisability imposed by the Committee, such as continued service to the Company or satisfaction of performance standards. All awards under the Plan will fully vest, however, upon the occurrence of a change of control of the Company, as defined in the Plan. In general, a change in control of the Company means (i) a person or group acquires, more than 50% of the Company's voting securities,
(ii) a change in a majority of the members of the board of directors of the Company shall occur, (iii) a merger, consolidation or similar transaction occurs in which the persons who were the owners of a majority of the voting securities of the Company before such transaction cease to own a majority of the voting securities of the Company after the transaction, or (iv) a sale of all or substantially all of the assets of the Company.

        STOCK OPTIONS. A stock option grants the holder the right to purchase Common Stock in the future at a price fixed at the time the option is granted. The 2000 Plan will provide for two types of options: incentive stock options and nonqualified stock options. The Committee will designate Eligible Participants to receive the options, the number of shares subject to the options, and the terms and conditions of each option granted under the 2000 Plan; provided, however, that incentive stock options may only be granted to employees of the Company or its subsidiaries. The term of any option granted under the 2000 Plan shall be determined by the Committee; provided, however, that the term of any incentive stock option cannot exceed ten years from the date of the grant and any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of shares of the Company or of its subsidiary within the meaning of Section 422(b)(6) of the Code must not be exercisable after the expiration of five years from the date of grant. The exercise price per share of Common Stock in options granted under the 2000 Plan will be determined by the Committee; provided, however, that the exercise price of an incentive stock option cannot be less than the fair market value of a share of Common Stock on the date such option is granted (subject to adjustments). Further, the exercise price of any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of shares of the Company or of its subsidiaries within the meaning of Section 422(b)(6) of the Code must be at least 110% of the fair market value of the share at the time such option is granted. The exercise price of options granted under the 2000 Plan will be paid in full in a manner prescribed by the Committee.

        STOCK APPRECIATION RIGHTS. A stock appreciation right permits the holder thereof to receive an amount (in cash, Common Stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of Common Stock on the exercise date over the exercise price of the stock appreciation right. Stock appreciation rights may or may not be granted in connection with the grant of a stock option. A stock appreciation right may be exercised in whole or in such installments and at such time as determined by the Committee.

        RESTRICTED STOCK AWARDS. A restricted stock award is the issuance or delivery of Common Stock to the Eligible Participant without any cash payment to the Company, except to the extent otherwise provided by the Committee or required by law, subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Committee. The restrictions on disposition may lapse based upon (a) the Company's attainment of specific performance targets established by the Committee that are based on (i) the price of a Common Stock,
(ii) the Company's earnings per share, (iii) the revenue of the Company or an affiliate designated by the Committee, (iv) the revenue of a business unit of the Company or an affiliate designated by the Committee, (v) the return on stockholders' equity achieved by the Company or an affiliate designated by the Committee, or (vi) the pre-tax cash flow from operations of the Company or an affiliate designated by the Committee, (b) the grantee's continued service or employment with the Company or an affiliate for a specified period of time, or
(c) a combination of factors. The Company will retain custody of the Common Stock issued pursuant to a restricted stock award until the disposition restrictions lapse. An employee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such shares until the expiration of the restriction period. However, upon the issuance to the Eligible Participant of Common Stock pursuant to a restricted stock award, except for the foregoing restrictions, such participant will have all the rights of a shareholder of the Company with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

        PERFORMANCE STOCK AWARDS. A performance award is an award of the right to receive a payment in cash or in securities at a future date if certain performance standards are satisfied over a measurement period. Performance awards may be paid in cash, Common Stock, or a combination thereof as determined by the Committee. Performance awards granted under the 2000 Plan will have a maximum value established by the Committee at the time of the grant. A grantee's receipt of such amount will be contingent upon satisfaction by the Company, or any affiliate, division or department thereof, of future performance conditions established by the Committee prior to the beginning of the performance period. A performance award will terminate if the grantee's employment with the Company terminates during the applicable performance period except as otherwise provided by the Committee at the time of grant.

        PHANTOM STOCK AWARDS. A phantom stock award is an award of the right to receive amounts equal to the appreciation of the Company's Common Stock over a specific period of time. Such awards vest over a period of time or upon the occurrence of a specific event established by the Committee, without payment of any amounts by the holder thereof (except to the extent required by law) or satisfaction of any performance criteria or objectives. A phantom stock award will terminate if the grantee's employment with the Company terminates during the applicable vesting period or, if applicable, the occurrence of a specific event(s), except as otherwise provided by the Committee at the time of grant. In determining the value of performance awards or phantom stock awards, the Committee must take into account the grantee's responsibility level, performance, potential, other awards under the 2000 Plan, and other such consideration as it deems appropriate. Such payment may be made in a lump sum or in installments as prescribed by the Committee. Any payment made in Common Stock will based upon the fair market value of the Common Stock on the payment date.

FEDERAL INCOME TAX CONSEQUENCES

        NONQUALIFIED STOCK OPTIONS. Under the Internal Revenue Code, a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize ordinary income upon the exercise of a nonqualified option to the extent that the fair market value of the Common Stock on the date of exercise exceeds the option price. The Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant, provided that the Company withholds federal income tax with respect to the amount of such compensation. Upon the subsequent sale of the shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant, although there will be no tax consequences for the Company.

        INCENTIVE STOCK OPTIONS. The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the employment requirements specified in the Internal Revenue Code are satisfied, although such exercise may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the Common Stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the Common Stock will be a long-term capital gain or loss, assuming the shares represent a capital asset in the participant's hands.

        STOCK APPRECIATION RIGHTS. Generally, a recipient does not realize taxable income upon the grant of a stock appreciation right but realizes ordinary income upon its exercise in an amount equal to the cash received and/or the fair market value of any Common Stock received. The Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant, provided that the Company withholds federal income tax with respect to the amount of such compensation. Upon the subsequent sale of shares acquired pursuant to a stock appreciation right, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant.

        PERFORMANCE AWARDS AND PHANTOM STOCK. A participant will realize ordinary income when a performance award or phantom stock award is paid in an amount equal to the cash or the fair market value of the common stock the participant receives. The Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant, provided that the Company withholds federal income tax with respect to the amount of such compensation. Cash dividend equivalents paid to the participant with respect to phantom stock are ordinary compensation income to the participant and deductible as such by the Company.

        RESTRICTED STOCK. In general, a participant receiving restricted stock does not realize taxable income upon the grant of restricted stock. A participant will, however, realize ordinary income when the restricted stock becomes vested to the extent that the fair market value of the Common Stock on that date exceeds the price, if any, paid for the restricted stock or, if no price was paid, to the extent of the fair market value of the Common Stock on that date. However, the participant may elect (within 30 days after the grant of restricted stock) to realize ordinary income on the date of the grant to the extent of the fair market value of the restricted stock (determined without regard to restrictions on transferability and any substantial risk of forfeiture). If such election is made, the participant will not realize ordinary income when the restricted stock becomes vested. In addition, if such an election is made and the restricted stock is subsequently forfeited, the participant is not entitled to a deduction but will be allowed a capital loss equal to the excess of the amount paid, if any, for such shares over the amount realized if any, on such forfeiture. Upon a subsequent sale of vested restricted stock, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant. The Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the recipient of the restricted stock, provided that the Company withholds federal income tax with respect to the amount of such compensation. Dividends paid to the participant on restricted stock during the restricted period are ordinary compensation income to the participant and deductible as such by the Company.

        SECTION 162(M). Code Section 162(m) generally disallows a public company's tax deduction for compensation to the chief executive officer and the four other most highly compensated executive officers in excess of $1.0 million in any calendar year. Compensation that qualifies as "performance-based compensation" is excluded from the $1.0 million deductibility cap, and therefore remains fully deductible by the company that pays it. Assuming the 2000 Plan is approved by the shareholders of the Company, the Company believes that options granted with an exercise price at least equal to 100% of the fair market value of the underlying Common Stock at the date of grant, and other awards, the settlement of which is conditioned upon achievement of performance goals (based on criteria described above), will qualify as such "performance-based compensation," although other awards under the awards plan may not so qualify.

TERMINATION; AMENDMENT

        The Board may terminate or amend the 2000 Plan at any time, but no such termination or amendment may impair the rights of a holder of an award under the 2000 Plan without the consent of the holder. Without stockholder approval, however, the Board may not amend the 2000 Plan to (i) increase the maximum number of shares which may be issued under the 2000 Plan, or on exercise or surrender of an award, except as provided in Paragraph XII of the 2000 Plan,
(ii) change the option price, (iii) change the classes persons eligible to receive awards or materially increase the benefits accruing Eligible Participants under the 2000 Plan, (iv) extend the maximum period during which awards may be granted under the 2000 Plan, or (v) modify materially the requirements as to eligibility for participation in the 2000 Plan.

REQUIRED VOTE

        The affirmative vote of the stockholders holding a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, is required to approve the adoption of the 2000 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE BENCHMARK ELECTRONICS, INC. 2000 STOCK AWARDS PLAN.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has appointed KPMG LLP as the independent auditors of the Company for the year ending December 31, 2000. The shareholders will be asked to ratify the appointment of KPMG LLP at the Meeting. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present, in person or represented by proxy, at the Meeting. Representatives of KPMG LLP will be present at the Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF THE INDEPENDENT AUDITORS.


                            EXPENSES OF SOLICITATION

        The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Solicitations of proxies are being made by the Company through the mail and may also be made in person or by telephone. Directors and employees of the Company may be utilized in connection with such solicitations. The Company also will request brokers and nominees to forward soliciting materials to the beneficial owners of the Common Stock held of record by such persons and will reimburse them for their reasonable forwarding expenses.


                   DATE OF SUBMISSION OF SHAREHOLDER PROPOSALS

        In order for proposals submitted to by the shareholders of the Company pursuant to Rule 14a-8 of the General Rules and Regulations under the Exchange Act to be included in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of the Shareholders, such proposals must be received at the Company's principal executive offices no later than December 13, 2000. A shareholder choosing not to use the procedures established in Rule 14a-8 must deliver the proposal at the Company's principal executive offices no later than February 12, 2001.

                                  OTHER MATTERS

        The Board of Directors does not intend to bring any other matter before the Meeting and has not been informed that any other matter is to be presented by others. If any other matter properly comes before the Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

        You are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

                                             By order of the Board of Directors,


                                             /s/ Lenora A. Gurton
                                                 Lenora A. Gurton
                                                 Secretary

                                                                       EXHIBIT A


                           BENCHMARK ELECTRONICS, INC.
                             2000 STOCK AWARDS PLAN


                                   I. PURPOSE

      The purpose of Benchmark Electronics, Inc. 2000 Stock Awards Plan (the "PLAN") is to provide a means through which Benchmark Electronics, Inc., a Texas corporation (the "COMPANY"), and its subsidiaries may (i) attract and retain in the service of the Company persons of training, experience and ability, (ii) encourage a sense of proprietorship in such persons through stock ownership, and
(iii) stimulate such persons to exert their maximum efforts for the welfare of the Company through the additional incentive and reward opportunities provided by the Plan. Accordingly, the Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular Eligible Participant, as provided herein.

                                 II. DEFINITIONS

      The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

      (a) "AFFILIATE" means any "parent corporation" of the Company and any "subsidiary" of the Company within the meaning of Code Sections 424(e) and (f), respectively, and any entity which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the Company.

      (b) "AWARD" means, individually or collectively, any Option, Restricted Stock Award, Phantom Stock Award, Performance Award or Stock Appreciation Right.

      (c) "BOARD" means the Board of Directors of the Company.

      (d) "CHANGE OF CONTROL" means the occurrence of any of the following events: (i) the acquisition by any person or group of persons (as such terms are defined and used in Sections 3(a)(9) and 14(d)(2), respectively, of the 1934
Act) of beneficial ownership (as defined in Rule 13d-3 issued under the 1934
Act), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("VOTING SECURITIES"), or (ii) individuals who constitute the Board of the Company on the date of this Plan ("INCUMBENT BOARD") cease for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the date of this Plan whose election or whose nomination for election by the Company's shareholders was approved by a majority vote of the directors comprising the Incumbent Board shall be, for purposes of this Plan, considered as though he or she were a member of the Incumbent Board; or (iii) a recapitalization, reorganization, merger, or consolidation with respect to which those persons (as defined above) who were beneficial owners of the Voting Securities of the Company immediately prior to such recapitalization, reorganization, merger, or consolidation do not, following such recapitalization, reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than fifty percent (50%) of the combined voting power of the Voting Securities of the Company resulting from such recapitalization, reorganization, merger, or consolidation; or (iv) a sale of all or substantially all the assets of the Company.

      (e) "CHANGE OF CONTROL VALUE" shall mean (i) the highest price per share paid by any person or group of persons who acquires beneficial ownership of securities representing more than fifty percent (50%) of the Voting

Securities, (ii) the per share price offered to shareholders of the Company in any merger, consolidation, recapitalization, reorganization, sale of assets or dissolution transaction resulting in a Change of Control, (iii) the price per share offered to shareholders of the Company in any tender offer or exchange offer resulting in a Change of Control, or (iv) if a Change of Control occurs other than in (i)-(iii) above, the Fair Market Value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable. In the event that the consideration offered to shareholders of the Company consists of anything other than cash, the Committee shall determine the equivalent fair value in cash of the portion of the consideration offered which is other than cash.

      (f) "CODE" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

      (g) "COMMITTEE" means the Compensation Committee of the Board, or another committee of the Board designated by the Board after the date of adoption of the Plan, which in either case shall be constituted solely of (i) "non-employee directors" within the meaning of Rule 16b-3 and applicable interpretive authority thereunder, and (ii) "outside directors" within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder.

      (h) "COMPANY" means Benchmark Electronics, Inc. and any of its Affiliates.

      (i) A "CONSULTANT" means an individual who performs services for the Company or its Affiliates as an independent contractor.

      (j) "DIRECTOR" means an individual elected to the Board by the shareholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

      (k) An "EMPLOYEE" means any person (including an officer or a Director) in an employment relationship with the Company or any parent or subsidiary corporation (as defined in section 424 of the Code).

      (l) An "ELIGIBLE PARTICIPANT" means any (i) officer or employee of the Company or any Affiliate of the Company, including a Director of the Company, or a director of any Affiliate of the Company, who is also an employee, and (ii) consultant to the Company or any Affiliate of the Company.

      (m) "1934 ACT" means the Securities Exchange Act of 1934, as amended.

      (n) "FAIR MARKET VALUE" means, as of any specified date, the closing sale price of the Stock (i) reported by any interdealer quotation system on which the Stock is quoted on that date, or (ii) if the Stock is listed on a national securities exchange, reported on the national securities exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded in the over the counter market at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to (i) the closing sale price of the Stock on that date, if such price is available, or (ii) if such price is not available, the average between the reported high and low bid prices of Stock on the most recent date for which such information is available. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

      (o) "FORFEITURE RESTRICTIONS" has the meaning ascribed to it in Paragraph IX(b) hereof.

      (p) "HOLDER" means an Eligible Participant who has been granted an Award.

      (q) "INCENTIVE STOCK OPTION" means an option that is designated as an incentive stock option within the meaning of section 422(b) of the Code.

      (r) "INCUMBENT BOARD" has the meaning ascribed to it in Paragraph II(d) hereof.

      (s) "NONQUALIFIED STOCK OPTION" means an option granted under Paragraph VII of the Plan to purchase Stock which does not constitute an Incentive Stock Option.

      (t) "OPTION" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Stock and Nonqualified Stock Options to purchase Stock.

      (u) "OPTION AGREEMENT" means a written agreement between the Company and a Holder with respect to an Option.

      (v) "PERFORMANCE AWARD" means an Award granted under Paragraph X of the Plan.

      (w) "PERFORMANCE AWARD AGREEMENT" means a written agreement between the Company and a Holder with respect to a Performance Award.

      (x) "PERFORMANCE MEASURES" has the meaning ascribed to it in Paragraph IX(b) of the Plan.

      (y) "PHANTOM STOCK AWARD" means an Award granted under Paragraph XI of the Plan.

      (z) "PHANTOM STOCK AWARD AGREEMENT" means a written agreement between the Company and a Holder with respect to a Phantom Stock Award.

      (aa) "PLAN" means the Benchmark Electronics, Inc. 2000 Stock Awards Plan, as it may be amended from time to time.

      (bb) "RESTRICTED STOCK AGREEMENT" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

      (cc) "RESTRICTED STOCK AWARD" means an Award granted under Paragraph IX of the Plan.

      (dd) "RULE 16B-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934 Act as in effect on the date the Plan is adopted by the Board, as such rule may thereafter be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

      (ee) "SPREAD" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.

      (ff) "STOCK" means the common stock, $.10 par value of the Company, as constituted on the date of the adoption of the Plan and any capital stock into which such common stock may thereafter be changed.

      (gg) "STOCK APPRECIATION RIGHT" means an Award granted under Paragraph VIII of the Plan.

      (hh) "STOCK APPRECIATION RIGHTS AGREEMENT" means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

      (ii) "VOTING SECURITIES" has the meaning ascribed to it in Paragraph II(d) hereof.

                  III. EFFECTIVE DATE AND DURATION OF THE PLAN

      The Plan shall be effective upon the date of its adoption by the Board, provided that the Plan is approved by the shareholders of the Company within twelve months thereafter. No further Awards may be granted under the Plan after the expiration of ten years from the date of its adoption by the Board. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

                               IV. ADMINISTRATION

      (a) COMMITTEE.  The Plan shall be administered by the Committee.

      (b) POWERS. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which Eligible Participants shall receive an Award; the time or times when such Award shall be made; whether an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Award or Phantom Stock Award shall be granted; the number of shares of Stock which may be issued under each Option, Stock Appreciation Right or Restricted Stock Award; and the value of each Performance Award and Phantom Stock Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective Eligible Participants, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

      (c) ADDITIONAL POWERS. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Paragraph IV shall be conclusive.

                V.  GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN

      (a) GRANT OF AWARDS. The Committee may from time to time grant Awards to one or more Eligible Participants determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI.

      (b) SHARES SUBJECT TO PLAN. Subject to Paragraph XII, the aggregate number of shares of Stock that may be issued under the Plan upon the exercise or satisfaction of an Award shall not exceed 2,000,000 shares. The 2,000,000 shares of Stock subject to the Plan may be apportioned by the Committee among the various types of Awards as the Committee shall determine in its sole discretion. While an Award of one type is outstanding, the number of shares of Stock subject to such Award shall not be available for grant under another Award of the same or any other type. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any shares of Stock subject to such Award shall again be available for the grant of an Award. Separate stock certificates shall be issued by the Company for those shares acquired pursuant the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonqualified Stock Option.

      (c) STOCK OFFERED. The shares of Stock to be offered pursuant to the grant of an Award may be authorized and unissued shares of Stock, or Stock previously issued which has been acquired by the Company.

                               VI.  ELIGIBILITY

      Awards may be granted only to persons who, at the time of grant, are Eligible Participants. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, a Phantom Stock Award or any combination thereof.

                              VII.  STOCK OPTIONS

      (a) OPTION PERIOD. Subject to the limitations contained in Paragraph VII(c), the term of each Option shall be as specified by the Committee at the date of grant.

      (b) LIMITATIONS ON EXERCISE OF OPTION. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee.

      (c) SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. No more than 2,000,000 shares of Stock may be subject to Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company and its Affiliates, and the term of an Incentive Stock Option cannot exceed ten years from the date of grant. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options as determined by the Committee. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

      (d) OPTION AGREEMENT. Each Option shall be evidenced by a written Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. No individual may be granted in any calendar year an Option to purchase more than 2,000,000 shares of Stock. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Payment in full or in part may also be made by a reduction in the number of shares of Stock issuable upon the exercise of an Option, based on the Fair Market Value of the shares of Stock on the date the Option is exercised. Each Option Agreement shall specify the effect of termination of employment, or the cessation of performing services as a consultant to the Company, on the exercisability of the Option, as the case may be. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the option price, (ii) the delivery of the shares of Stock from the Company directly to a brokerage firm and (iii) the delivery of the option price from the sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to
(i) vesting of Options, subject to the provisions hereof accelerating such vesting on a Change of Control, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and

(iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

      (e) OPTION PRICE AND PAYMENT. The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but
(i) such purchase price shall not be less than the Fair Market Value of Stock subject to an Option on the date the Option is granted and (ii) such purchase price shall be subject to adjustment as provided herein. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

      (f) SHAREHOLDER RIGHTS AND PRIVILEGES. The Holder shall be entitled to all the privileges and rights of a shareholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

      (g) OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER ENTITIES. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by other entities who become employees as a result of a merger or consolidation of the employing entity with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing entity, or the acquisition by the Company or a subsidiary of stock or other equity interests of the employing entity with the result that such employing entity becomes a subsidiary of the Company.

                       VIII.  STOCK APPRECIATION RIGHTS

      (a) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options, in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. No individual may be granted in any calendar year Stock Appreciation Rights with respect to more than 2,000,000 shares of Stock. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock. Each Stock Appreciation Rights Agreement shall specify the effect of termination of employment, the cessation of serving on the Board or the cessation of performing services as a consultant to the Company on the exercisability of the Stock Appreciation Rights.

      (b) OTHER TERMS AND CONDITIONS. At the time of such Award, the Committee may in its sole discretion prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights, including, but not limited to rules pertaining to termination of employment or the cessation of performing services as a consultant to the Company (by retirement, disability, death or otherwise) of a Holder prior to the expiration of such Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the Stock Appreciation Rights Agreement made in conjunction with the Award. Such Stock Appreciation Rights Agreements may also include, without limitation, provisions relating to (i) vesting of Awards, subject to the provisions hereof accelerating vesting on a Change of Control, (ii) tax matters (includinG provisions covering applicable wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical.

      (c) EXERCISE PRICE. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price (i) shall not be less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of grant pursuant to Paragraph VII(c)), and (ii) shall be subject to adjustment as provided in Paragraph XII.

      (d) EXERCISE PERIOD. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

      (e) LIMITATIONS ON EXERCISE OF STOCK APPRECIATION RIGHT. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

                         IX.  RESTRICTED STOCK AWARDS

      (a) RESTRICTED STOCK AWARDS. A Restricted Stock Award shall be represented by a certificate of Stock registered in the name of the Holder of such Restricted Stock Award and the related Restricted Stock Agreement. The Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote the shares of Stock subject thereto and to enjoy all other shareholder rights, except that (i) the Holder shall not be entitled to delivery of the certificate representing the shares of Stock until the Forfeiture Restrictions shall have expired, (ii) the Company shall retain custody of the certificate representing the Stock until the Forfeiture Restrictions shall have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award.

      (b) FORFEITURE RESTRICTIONS TO BE ESTABLISHED BY THE COMMITTEE. Shares of Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the "FORFEITURE RESTRICTIONS"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of targets established by the Committee that are based on (1) the price of a share of Stock, (2) the Company's earnings per share, (3) the revenue of the Company or an Affiliate designated by the Committee, (4) the revenue of a business unit of the Company or an Affiliate designated by the Committee, (5) the return on shareholders' equity achieved by the Company or an Affiliate designated by the Committee, or (6) the pre-tax cash flow from operations of the Company or an Affiliate designated by the Committee (the matters listed in the preceding items
(1) through (6) shall hereinafter be referred to as "PERFORMANCE MEASURES"),
(ii) the Holder's continued service or employment with the Company or an Affiliate for a specified period of time, or (iii) a combination of any two or more of the factors listed in clauses (i) and (ii) of this sentence. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by Paragraph XII.

      (c) OTHER TERMS AND CONDITIONS. No individual may be awarded more than 2,000,000 shares of Stock that are subject to a Restricted Stock Award in any calendar year. Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote Stock subject thereto and to enjoy all other shareholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions shall have expired, (ii) the Company shall retain custody of the Stock until the Forfeiture Restrictions shall have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock until the Forfeiture Restrictions shall have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement, shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or the cessation of performing services as a consultant to the Company (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) subject to the provisions hereof accelerating vesting on a Change of Control, vesting of Awards, (ii) tax matters (including provisions

(y) covering any applicable employee wage withholding requirements and (z) prohibiting an election by the Holder under section 83(b) of the Code), and
(iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine.

      (d) PAYMENT FOR RESTRICTED STOCK. The Committee shall determine the amount and form of any payment for Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

      (e) AGREEMENTS. At the time any Award is made under this Paragraph IX, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

                              X. PERFORMANCE AWARDS

      (a) PERFORMANCE PERIOD. The Committee shall establish, with respect to and at the time of each Performance Award, a performance period over which the performance of the Holder shall be measured.

      (b) PERFORMANCE AWARDS. Each Performance Award shall have a maximum value established by the Committee at the time of such Award, provided that no individual may be granted a Performance Award in any calendar year where the value of such award exceeds the Fair Market Value of 2,000,000 shares of Stock.

      (c) PERFORMANCE MEASURES. A Performance Award shall be awarded to an Eligible Participant contingent upon future performance of the Eligible Participant, the Company, any Affiliate of the Company, or any subsidiary, division, department or business unit thereof by or in which the Eligible Participant is employed or for which the Eligible Participant performs services during the performance period. The Committee shall establish the Performance Measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes.

      (d) AWARDS CRITERIA. In determining the value of Performance Awards, the Committee shall take into account an Eligible Participant's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

      (e) PAYMENT. Following the end of the performance period, the Holder of a Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the Performance Measures for such performance period, as determined by the Committee. Payment of a Performance Award may be made in cash, Stock or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

      (f) TERMINATION OR CESSATION OF EMPLOYMENT OR OTHER SERVICE. A Performance Award shall terminate if the Holder does not remain continuously in the employ or other service of the Company at all times during the applicable performance period, except as may be determined by the Committee or as may otherwise be provided in the Award at the time granted.

      (g) AGREEMENTS. At the time any Award is made under this Paragraph X, the Company and the Holder shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby, and, in addition such Performance Measures as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

                            XI. PHANTOM STOCK AWARDS

      (a) PHANTOM STOCK AWARDS. Phantom Stock Awards are rights to receive shares of Stock (or cash in an amount equal to the Fair Market Value thereof), or rights to receive an amount equal to any appreciation in the Fair Market Value of Stock (or portion thereof) over a specified period of time, which vest over a period of time or upon the occurrence of an event as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any Performance Measure. Each Phantom Stock Award shall have a maximum value established by the Committee at the time of such Award, provided that no individual may be granted a Phantom Stock Award in any calendar year for more than 2,000,000 shares of Stock.

      (b) AWARD PERIOD. Subject to the provisions hereof accelerating vesting on a Change of Control, the Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which or the event upon which the Award shall vest with respect to the Holder.

      (c) AWARDS CRITERIA. In determining the value of Phantom Stock Awards, the Committee shall take into account an Eligible Participant's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

      (d) PAYMENT. Following the end of the vesting period for a Phantom Stock Award, the Holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Stock or a combination thereof as determine by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

      (e) TERMINATION OR CESSATION OF EMPLOYMENT OR OTHER SERVICE. A Phantom Stock Award shall terminate if the Holder does not remain continuously in the employ of the Company or fails to perform services for the Company at all times during the applicable vesting period, except as may be otherwise determined by the Committee or as set forth in the Award at the time of grant.

      (f) AGREEMENTS. At the time any Award is made under this Paragraph XI, the Company and the Holder shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby and, in addition such Performance Measures as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

                   XII.  RECAPITALIZATION OR REORGANIZATION

      (a) SUBDIVISION OR COMBINATION OF SHARES. The shares with respect to which Awards may be granted are shares of Stock as constituted on the effective date of the Plan, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or combination of its Stock, the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

      (b) RECAPITALIZATION. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Holder shall be entitled to (or shall be entitled to receive, as applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of capital stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

      (c) CHANGE OF CONTROL. Upon the occurrence of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an Option outstanding hereunder shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value over the exercise price of the Award. Further, in the event of a Change of Control, the Committee, in its discretion shall act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Holders and which may vary among Options held by any individual Holder: (1) determine a limited period of time for the exercise of such Options on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or (4) provide that thereafter upon any exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Holder had been the holder of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall not alter any rights or terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

      (d) OTHER EVENTS. In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph XII, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

      (e) CORPORATE POWER. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ranking prior to or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

      (f) SHAREHOLDER APPROVAL. Any adjustment provided for in Subparagraphs
(a), (b), (c) or (d) above shall be subject to any required shareholder action.

      (g) ISSUANCE OF SECURITIES. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

                 XIII.  AMENDMENT AND TERMINATION OF THE PLAN

      The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder), and provided further, that the Board may not, without approval of the shareholders, amend the Plan:

      (a) to increase the maximum number of shares which may be issued under the Plan, or on exercise or surrender of an Award, except as provided in Paragraph XII;

      (b) to change the Option price;

      (c) to change the class of Eligible Participants to whom Awards may be made under the Plan, or to materially increase the benefits accruing to Eligible Participants under the Plan;

      (d) to extend the maximum period during which Awards may be granted under the Plan; or

      (e) to modify materially the requirements as to eligibility for participation in the Plan.

                               XIV. MISCELLANEOUS

      (a) NO RIGHT TO AN AWARD. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Eligible Participant any right to be granted an Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Award or a Phantom Stock Award or any of the rights hereunder except as may be evidenced by an Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Agreement, Performance Award Agreement or Phantom Stock Award Agreement executed on behalf of the Company by an authorized representative thereof, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

      (b) NO EMPLOYMENT OR SERVICE RIGHTS CONFERRED. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment or service with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or service at any time.

      (c) OTHER LAWS; WITHHOLDING. The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

      (d) NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

      (e) RESTRICTIONS ON TRANSFER. An Award shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the Holder's lifetime only by such Holder or the Holder's guardian or legal representative.

      (f) SECTION 162(M). If the Company is subject to Section 162(m) of the Code, it is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options and Stock Appreciation Rights granted hereunder and, if determined by the Committee, Restricted Stock Awards, shall constitute "performance- based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with
Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code; provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder. With respect to any Award granted to a "covered employee" (as defined in Section 162(m)(3) of the Code), if the payment of such Award is contingent on the satisfaction of performance goals, the Committee shall certify in writing prior to payment of such Award that such performance goals have been satisfied.

      (g) GOVERNING LAW. This Plan shall be construed in accordance with the laws of the State of Texas.

PROXY                     BENCHMARK ELECTRONICS, INC.                      PROXY

    2000 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 16, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The 2000 Annual Meeting of Shareholders of Benchmark Electronics, Inc. ("Company") will be held at the Doubletree Hotel at Allen Center, 400 Dallas Street, Houston, Texas, on Tuesday, May 16, 2000, beginning at 10:00 a.m. (local time). The undersigned hereby acknowledges receipt of the related Notice and Proxy Statement dated April 12, 2000, accompanying this proxy.

      The undersigned hereby appoints Donald E. Nigbor, Steven A. Barton, and Cary T. Fu, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of Common Stock, par value $0.10 per share, of the Company owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2000 Annual Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters, not known or determined at the time of the solicitation of this proxy, as may properly come before such meeting or any adjournment thereof.

      This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigneds directions set forth herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED HEREIN TO SERVE ON THE BOARD OF DIRECTORS UNTIL THE 2001 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED, FOR APPROVAL OF THE BENCHMARK ELECTRONICS, INC. 2000 STOCK AWARDS PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000.

              PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE

                    PROXY CARD USING THE ENCLOSED ENVELOPE.

           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

             IMPORTANT--This Proxy must be signed and dated on the reverse side.

                          BENCHMARK ELECTRONICS, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

1. ELECTION OF DIRECTORS to serve until the 2001 annual meeting of shareholders and until their successors are duly elected and qualified:
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY OF THE NOMINEES LISTED BELOW, DRAW A LINE THROUGH SUCH NOMINEES NAME. Nominees: (1) John C. Custer, (2) Donald E. Nigbor, (3) Steven A. Barton, (4)Cary T. Fu, (5) Peter G. Dorflinger, (6) Gerald W. Bodzy and (7) David H. Arnold.

                   For     Withheld        For All
                   All     Authority       Except Nominee(s) written below
                   [ ]        [ ]           [ ]   ______________________________

2.   APPROVAL OF THE BENCHMARK ELECTRONICS, INC. 2000 STOCK AWARDS PLAN

                   For      Against    Abstain
                   [ ]        [ ]        [ ]

3. RATIFICATION OF THE APPOINTMENT OF KPMG LLP as the independent auditors of the Company for the year ending December 31, 2000.

   For      Against    Abstain
   [ ]        [ ]        [ ]

Please sign your name exactly as it appears below. If shares are held jointly, all joint owners should sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by a partnership, please sign the full partnership name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such.

_________________________________________________
Signature(s) of Shareholder(s)

Date: _____________________________________, 2000

[ ] Check if Change of Address

                              FOLD AND DETACH HERE